================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14


                                Amendment No. 1


           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                    |x|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|x|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Section 240.14a -12

                            TREE TOP INDUSTRIES, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


             _______________________________________________________
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

--------------------------------------------------------------------------------

                 NOTICE OF 2006 SPECIAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                                October 17, 2006
                           at 1:00 p.m. (Pacific Time)
                             Red Rock Casino Resort
                         11011 West Charleston Boulevard
                               Las Vegas, NV 89135

--------------------------------------------------------------------------------

================================================================================

To Our Stockholders:

Notice is hereby given that the 2006 special meeting (the "Special Meeting") of the stockholders of Tree Top Industries, Inc., a Nevada corporation (the "Company") will be held at the Red Rock Casino Resort, 11011 West Charleston Boulevard, Las Vegas, NV 89135 on October 17, 2006, commencing at 1:00 p.m. (Pacific Time), for the following purposes:

1. To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock, par value $.001 from 75,000,000 shares to 350,000,000 shares of common stock par value $.001 and 50,000,000 preferred shares par value $.001; and

2. To approve an amendment to the Company's Articles of Incorporation by changing the name of the Company from "Tree Top Industries, Inc." to "Universal Energy Holdings , Inc."; and

3. To approve the August 18, 2006 Agreement and Master Plan of Asset Roll-up and Forward Merger of Subsidiaries Together with Plan of Reorganization with Universal Energy Resources, Inc. and Grifco International, Inc. and its affiliated oil and gas sector businesses through our newly formed merger subsidiary "Universal Energy & Services Group, Inc."; and

4. To approve the Company's application for listing on the American Stock Exchange in 1Q07 or as soon thereafter as we may be qualified; and.

5. To consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.


Only stockholders of record at the close of business on September 29, 2006 are entitled to notice of, and to vote at, the Special Meeting.


Stockholders unable to attend the meeting in person are requested to read the enclosed proxy statement and proxy and then complete and deposit the proxy in accordance with its instructions. Unregistered stockholders must deliver their completed proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the proxy to them.

BY ORDER OF THE BOARD OF DIRECTORS
OF TREE TOP INDUSTRIES, INC.


/s/ David Reichman
----------------------------------
David Reichman, President and CEO
New York, NY


October 3, 2006

                                    IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will help to ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE TREE TOP INDUSTRIES, INC. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.


                                                      Tree Top Industries, Inc.
                                                      511 Avenue of the Americas
                                                                       Suite 800
                                                              New York, NY 10011
                                                              775-261-3728 (Tel)
                                                              775-890-3823 (Fax)


--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                FOR THE 2006 SPECIAL MEETING OF THE STOCKHOLDERS
                         TO BE HELD ON OCTOBER 17, 2006
                           at 1:00 p.m. (Pacific Time)
                             Red Rock Casino Resort
                         11011 West Charleston Boulevard
                               Las Vegas, NV 89135
--------------------------------------------------------------------------------

                                 SPECIAL MEETING

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tree Top Industries, Inc. ("we", "us", "our", the "Company" ) for use at the 2006 special meeting of the stockholders (the "Special Meeting") to be held on October 17, 2006 at 1:00 p.m. (Pacific Time) at the Red Rock Casino Resort, 11011 West Charleston Boulevard, Las Vegas, NV 89135 and at any adjournment thereof, for the purposes set forth in the accompanying notice of special meeting.


This proxy statement, the notice of meeting and the enclosed form of proxy are expected to be mailed to our stockholders on or about October 3, 2006.


We do not expect that any matters other than those referred to in this Proxy Statement and the Notice of Meeting will be brought before the Special Meeting. However, if other matters are properly presented before the Special Meeting, the persons named as proxy appointees will vote upon such matters in accordance with their best judgment. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incidental to the conduct of the Special Meeting.

ENTITLEMENT TO VOTE


All holders of record of our shares of common stock, par value $0.001 per share (the "Common Stock"), at the close of business on September 29, 2006 (the "Record Date"), will be entitled to one vote at the Special Meeting for each one share of Common Stock held of record on the Record Date. Stockholders entitled to vote may do so by voting those shares at the Special Meeting or by proxy in the manner described below under "Voting of Proxies."

Persons who hold shares of our Common Stock in a "street name" through a broker or other financial institution must follow the instructions regarding how to direct the voting of their shares provided by such broker or financial institution.

SOLICITATION OF PROXIES

This solicitation of proxies is being made by the Company. We will solicit proxies initially by mail. Further solicitations may be made by our directors, officers or employees personally, by telephone, facsimile, e-mail, internet or otherwise, but they will not be specifically compensated for these services. Upon request, we will reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares of our Common Stock they hold as of the record date. We will bear the expenses incurred in connection with printing, filing and mailing of this Proxy Statement.

VOTING OF PROXIES

Stockholders may vote the shares of Common Stock owned by them on the Record Date either by attending the Special Meeting in person or completing and returning a written proxy to the office of our proxy agent, as indicated on the instructions for completion of the proxy. Execution of a proxy will not affect a stockholder's right to attend the Special Meeting and vote in person.

All shares of Common Stock represented by a properly executed proxy received at or prior to the Special Meeting will be voted in accordance with the instructions contained in that proxy.

REVOCATION OF PROXIES

Stockholders may revoke a proxy, at any time before it is voted, by:

(a) executing and delivering a written notice of revocation of proxy to our corporate secretary at any time before the taking of the vote at the Special Meeting;

(b) executing and delivering a later-dated proxy relating to the same shares to our corporate secretary at any time before taking of the vote at the Special Meeting; or

(c)   attending the Special Meeting in person and:

      (i) giving affirmative notice at the Special Meeting of their intent to revoke their proxy; and

      (ii)  voting in person.

Any written revocation of proxy or subsequent later-dated proxy should be delivered to the offices of our legal counsel, Harold P. Gewerter, Esq. Suite 202, 5440 W. Sahara Avenue, Las Vegas, NV 89146, Facsimile: (702) 382-1759.

ATTENDANCE AT THE SPECIAL MEETING WILL NOT, BY ITSELF, REVOKE A STOCKHOLDER'S PROXY WITHOUT THE GIVING OF NOTICE OF AN INTENT TO REVOKE THAT PROXY.

IF A PROPERLY EXECUTED AND RETURNED PROXY DOES NOT INDICATE THE STOCKHOLDER'S CHOICE ON ANY OF THE PROPOSALS IN THE ACCOMPANYING NOTICE OF MEETING, THE SHARES REPRESENTED BY THAT PROXY WILL BE VOTED FOR THE APPROVAL OF THAT PROPOSAL.

Shares represented at the Special Meeting by proxy will be voted for or against matters not listed in the accompanying Notice of Meeting that may be properly brought before the Special Meeting at the discretion of the persons named in the proxy as proxyholders. We are not aware of any such matters to be presented at the Special Meeting.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We will only deliver one Proxy Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

--------------------------------------------------------------------------------
                           Tree Top Industries, Inc.,

                          c/o Harold P. Gewerter, Esq.,

                        5440 W. Sahara Avenue, Suite 202,

                              Las Vegas, NV 89146.

--------------------------------------------------------------------------------

Stockholders may also address future requests for separate delivery of Proxy Statements and/or annual reports by contacting us at the address listed above.

QUORUM FOR MEETING

In order to hold a valid meeting of our stockholders, a quorum equal to a majority of the shares of Common Stock outstanding must be represented at the meeting. These shares may be represented in person or represented by proxy.

Stockholders who abstain from voting on any or all proposals, but who are present at the Special Meeting or represented at the Special Meeting by a properly executed proxy will have their shares counted as present for the purpose of determining the presence of a quorum. Broker non-votes will also be counted as present at the Special Meeting for the purpose of determining the presence of a quorum. However, abstentions and broker non-votes will not be counted either in favor or against any of the proposals brought before the Special Meeting. A broker non-vote occurs when shares held by a broker for the account of a beneficial owner are not voted for or against a particular proposal because the broker has not received voting instructions from that beneficial owner and the broker does not have discretionary authority to vote those shares.

In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Special Meeting. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. The Company will pay the costs of preparing and distributing to shareholders additional proxy materials, if required in connection with any adjournment. Any adjournment will require the affirmative vote of a majority of those securities represented at the Special Meeting in person or by proxy.

VOTES REQUIRED FOR APPROVAL


In order for a proposal to be approved, the number of votes cast at the Special Meeting in favor of the proposal must be greater than the number of votes cast against the proposal. At the close of business on the Record Date, there were 253,400 shares of Common Stock outstanding and entitled to vote (following reverse of 100:1). The affirmative vote of the holders of a majority of our Common Stock represented at the Special Meeting in person or by proxy is required to:


1. To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock, par value $.001 from 75,000,000 shares to 350,000,000 shares of common stock par value $.001 and 50,000,000 preferred shares par value $.001; and

2. To approve an amendment to the Company's Articles of Incorporation by changing the name of the Company from "Tree Top Industries, Inc." to "Universal Energy Holdings, Inc."; and

3. To approve the August 18, 2006 Agreement and Master Plan of Asset Roll-up and Forward Merger of Subsidiaries Together with Plan of Reorganization with Universal Energy Resources, Inc. and Grifco International, Inc. and its affiliated oil and gas sector businesses through our newly formed merger subsidiary "Universal Energy & Services Group, Inc."; and

4. To approve the Company's application for listing on the American Stock Exchange in 1Q07 or as soon thereafter as we may be qualified; and.

5. To consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

EFFECT OF ABSTENTIONS OR BROKER NON-VOTES

Stockholders may vote for or against the proposals or they may abstain from voting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the Special Meeting, but will not be counted as either in favor or against the proposals.

STOCKHOLDER PROPOSALS

No proposals have been received from any stockholder to be considered at the Special Meeting.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

In accordance with the United States Securities and Exchange Commission (the "SEC") Rule 14a-8, stockholders who wish to present proposals for inclusion into proxy materials to be distributed in connection with our next annual meeting must submit their proposals to our principal executive offices within a reasonable time before we begin to print and mail our proxy materials in connection with our next annual meeting.

Any stockholders who wish to submit a proposal are encouraged to seek independent counsel about SEC requirements. We will not consider any proposals that do not meet the SEC requirements for submitting a proposal. Notices of intention to present proposals for our next annual meeting should be delivered to Tree Top Industries, Inc. c/o Harold P. Gewerter, Esq., Suite 202, 5440 W. Sahara Avenue, Las Vegas, NV 89146.

CHANGES IN CONTROL OF THE COMPANY

No changes in control of the Company have occurred since the beginning of the fiscal year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of our common stock owned beneficially as of August 28, 2006 by: (i) each of our directors and nominees, (ii) each of our named executive officers, and
(iii) officers and directors as a group. Other than as described below, no person or group is known by us to beneficially own more than 5% of our outstanding shares of common stock. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.


                                                                  Amount and Nature   Percentage
                                     Name and Address               of Beneficial      of Common
Title of Class                      of Beneficial Owner               Ownership        Stock(1)
---------------   ---------------------------------------------   -----------------   ----------
Directors and Officers

Common Stock      David Reichman, 511 Avenue of the Americas,        104,745             41.3%
                  Suite 800, New York, NY 10011
Common Stock      Frank Benintendo, 511 Avenue of the Americas,       20,000              7.89%
                  Suite 800, New York, NY 10011
Common Stock      Mike Valle, 511 Avenue of the Americas,             20,000              7.89%
                  Suite 800, New York, NY 10011
                                                         Total:      144,745             57.08%


(1) Applicable percentage of ownership is based on 253,400 shares of Common Stock outstanding as of August 29, 2006. Shares of Common Stock are deemed to be beneficially owned by the person holding such shares.

                             EXECUTIVE COMPENSATION

Management Compensation

The following table summarizes the compensation awarded to, earned by, or paid to the Company's President and Chief Executive Officer and other officers and directors who received annual compensation in excess of $100,000 (the "Named Executive Officers") for each of the Company's three most recently completed fiscal years.

                           SUMMARY COMPENSATION TABLE

                                         ANNUAL COMPENSATION            LONG TERM COMPENSATION
                                       ----------------------  ---------------------------------------
                                                                             Awards   Payouts
                                                       Other               ------------------     All
                                                      Annual   Restricted               LTIP    Other
                                                      Compen-    Stock     Options/   payouts  Compen-
      Name          Title        Year  Salary  Bonus  sation    Awarded    SARs* (#)    ($)    sation
----------------  -------------  ----  ------  -----  -------  ----------  ---------  -------  -------
David Reichman    Director,      2005    $0      $0      $0         0          0(1)     $0       $0
                  President and  2004    $0      $0      $0         0          0        $0       $0
                  CEO            2003    $0      $0      $0         0          0        $0       $0

Frank Benintendo  Director,      2005    $0      $0      $0         0          0        $0       $0
                  Treasurer      2004    $0      $0      $0         0          0        $0       $0
                                 2003    $0      $0      $0         0          0        $0       $0
Mike Valle        Director,      2005    $0      $0      $0         0          0(1)     $0       $0
                  Secretary      2004    $0      $0      $0         0          0        $0       $0
                                 2003    $0      $0      $0         0          0        $0       $0

Notes:

(1) See "Compensation Of Directors" below for information regarding stock options granted to our named executive officers.


(2) Our directors and executive officers have served in said capacities without compensation during the years indicated. No compensation has been paid to our directors and executive officers in 2006 through the date of this proxy.

Compensation of Directors


We do not regularly compensate our directors for their time spent on behalf of the Company, but they are entitled to receive reimbursement for all out of pocket expenses incurred for attendance at our Board of Directors meetings. No options to purchase our common shares were granted to our officers and/or directors in 2006. There are no outstanding options (vested and/or unvested) which have been granted to any of our officersa and/or directors for any period prior to 2006:


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                     Number of     % of Total
                                     Securities      Options
                                     Underlying      Granted       Exercise    Market Price on
                                      Options          To           Price            Date        Expiration
               Name                   Granted     Employees(1)   (per Share)      of Grant         Date
----------------------------------   ----------   ------------   -----------   ---------------   ----------
David Reichman
  President and CEO, CFO,
  Director and
  Chairman  of the Board               Nil           N/A          N/A              N/A              N/A

Frank Benintendo, Treasurer and
  Director                             Nil           N/A          N/A              N/A              N/A

Mike Valle, Secretary and Director     Nil           N/A          N/A              N/A              N/A

Aggregated Option/SAR Exercises in Last Fiscal Year and Financial Year-End Option/SAR Value


No stock options were exercised by the Company's executive officers or directors during the fiscal year ended December 31, 2005. No options have been granted in 2006 to the Company's executive officers and directors.


           AGGREGATED OPTION/SAR EXERCISES DURING THE LAST FISCAL YEAR
                        FISCAL YEAR-END OPTION/SAR VALUES

                                                                                    Value of Unexercised
                                                        Unexercised Options                 In-The-
                          Common Shares     Value       at Financial Year-          Money Options/SARs at
                           Acquired on    Realized             End (#)             Financial Year-End ($)
         Name              Exercise ($)      ($)     exercisable/unexercisable   exercisable/unexercisable
-----------------------   -------------   --------   -------------------------   -------------------------
David Reichman
  President, CEO, CFO
  and Director and
  Chairman of the Board        Nil           N/A              NIL/N/A                     NIL/N/A
Frank Benintendo,
  Treasurer and
  Director,                    Nil           N/A              NIL/N/A                     NIL/N/A

Mike Valle, Secretary
  and Director                 Nil           N/A              NIL/N/A                     NIL/N/A

                               PROPOSAL NUMBER ONE

             AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE THE
   NUMBER OF SHARES OF AUTHORIZED COMMON STOCK AND TO CREATE A NEW CATEGORY OF
                                PREFERRED SHARES

On August 25, 2006, our Board of Directors approved an amendment to the Articles of Incorporation of the Company to increase our authorized Common Stock from 75,000,000 shares to 350,000,000 shares of Common Stock par value $.001 and 50,000,000 shares of Preferred Stock par value $.001. The increase to the number of shares will require an amendment to our Articles of Incorporation. Our Board of Directors has directed that the increase to the shares of authorized Common Stock and Preferred Stock and the corresponding amendment and restatement of our Articles of Incorporation be submitted for approval by our stockholders.

Our Board of Directors has determined that it would be in the best interests of the Company to amend its Articles of Incorporation to increase the number of authorized shares of Common Stock from 75,000,000 shares to 350,000,000 shares of Common Stock par value $.001 and 50,000,000 shares of Preferred Stock par value $.001. Each additional share of Common Stock will have the same rights and privileges as each share of currently authorized Common Stock. Our Board of Directors believes that it is in the best interests of the Company to increase the number of authorized shares in order to give us greater flexibility in financing our business operations. The increase to the number of our authorized shares of common stock is also necessary as we currently do not have a sufficient number of authorized shares of our common stock available for our financing requirements. The issuance of additional shares of Common Stock will have the effect of diluting earnings per share, voting power and shareholdings of stockholders. It could also have the effect of making it more difficult for a third party to acquire control of the Company.

The shares will be available for issuance by our Board of Directors for proper corporate purposes, including but not limited to, stock dividends, stock splits, acquisitions, financings and compensation plans. Current stockholders do not have pre-emptive rights to subscribe for, purchase or reserve any shares of our authorized capital stock. If the increase to our authorized shares of Common Stock is approved by our stockholders, we will file amended and Restated Articles of Incorporation in the form attached as Schedule "A" hereto with the Secretary of the State of Nevada as soon as practicable after stockholder approval is obtained.

REQUIRED VOTE

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of Common Stock present at the Special Meeting, either in person or by proxy, is required to approve Proposal Number One.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE INCREASE TO THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK AND CREATION OF A NEW SERIES OF PREFERRED SHARES TOGETHER WTH A CORRESPONDING AMENDMENT TO OUR ARTICLES OF INCORPORATION. A COPY OF THE PROPOSED FIRST RESTATED AND AMENDED ARTICLES IS ATTACHED AS SCHEDULE "A" HERETO.

                               PROPOSAL NUMBER TWO

                    AMENDMENT TO ARTICLES OF INCORPORATION TO
             CHANGE NAME TO "UNIVERSAL ENERGY GROUP HOLDINGS, INC."

      Effective on August 25, 2006, our Board of Directors executed a written consent authorizing, and recommending that our stockholders approve a proposal to change our name from "Tree Top Industries, Inc." to "Universal Energy Group, Inc." or such other similar name as may be available. The First Restated and Amended Articles of Incorporation is attached hereto as Schedule "A". Our Board of Directors believes that the new name, Universal Energy Group , Inc., will more accurately reflect our current business activities in light of our Plan of Merger and Reorganization with Universal Energy Resources, Inc. and Grifco International, Inc. and will promote public recognition and more accurately reflect our operations and business focus.


Effectiveness of the Name Change

If approved by our stockholders, the change in our name will become effective upon the filing of the First Restated and Amended Articles of Incorporation with the Secretary of State of the State of Nevada. We intend to file First Restated and Amended Articles of Incorporation as soon as practicable once stockholder approval is obtained. Additionally, if the name change is approved at the Meeting, we will promptly thereafter change our OTC Bulletin Board trading symbol. Our new OTC Bulletin Board trading symbol will be determined at the time the name change becomes effective.

Changing the name of the Company will not have any effect on the rights of existing shareholders. The proposed name change will not affect the validity or transferability of currently outstanding stock certificates, and shareholders will be required to surrender for exchange any stock certificates they hold.

No Appraisal Rights

Under Nevada law, our stockholders are not entitled to appraisal rights with respect to a change in our name.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of Common Stock present at the Special Meeting, either in person or by proxy, is required to approve Proposal No. 2.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION AND APPROVAL OF THE PROPOSED AMENDMENT TO OUR ARTICLES OF INCORPORATION TO GIVE EFFECT TO THE NAME CHANGE. A COPY OF THE PROPOSED AMENDED AND RESTATED ARTICLES IS ATTACHED AS SCHEDULE "A" HERETO.

                              PROPOSAL NUMBER THREE

APPROVAL OF AGREEMENT AND MASTER PLAN OF ASSET ROLL-UP AND FORWARD MERGER OF SUBSIDIARIES TOGETHER WITH PLAN OF REORGANIZATION


Effective on August 18, 2006, our Board of Directors executed a written consent authorizing and recommending that our stockholders approve the Agreement and Master Plan of Asset Roll-up and Forward Merger of Subsidiaries Together with Plan of Reorganization (the "Master Plan") with Universal Energy Resources, Inc. and Grifco International, Inc. and its affiliated oil and gas sector businesses through our newly formed merger subsidiary "Universal Energy & Services Group, Inc." incorporated under the laws of the State of Nevada on the same date.


Effectiveness of the Master Plan of Asset Roll-up and Forward Merger of Subsidiaries


If approved by our stockholders, we intend to file all necessary articles of merger with the Nevada Secretary of State as soon as practicable once stockholder approval is obtained. Pursuant to the merger, our newly formed subsidiary Universal Energy Products & Services, Inc., a Nevada corporation, will merge with Universal Energy Resources, Inc., a Nevada corporation, in a tax free exchange of shares. The exchange of shares is intended to qualify as a "reorganization" under provisions of Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "Code").


New Merger Subsidiary

The Master Plan provides that the Company change its name to "Universal Energy Holdings Inc." as discussed above in Proposal Number Two. After changing its name, the Company will authorize the incorporation of a new subsidiary to be named "Universal Energy Products & Services, Inc." under the laws of the State of Nevada. The new merger subsidiary will have authorized capital of 350,000,000 shares of common Stock par value $.001 and 50,000,000 shares of preferred stock par value $.001.

Proposed Share Exchange

A. Universal Energy Resources, Inc.

Pursuant to the Master Plan, the new merger subsidiary will engage in a share exchange with Universal Energy Resources, Inc. ("UERI"), a Nevada corporation, formed effective August 9, 2006. UERI has authorized share capital 350,000,000 shares of common Stock par value $.001 and 50,000,000 shares of preferred stock par value $.001. As of the of the merger, UERI issued and outstanding 10,000,000 shares of common stock par value $.001 and 1,000,000 shares of Super Voting preferred stock par value $.001 with 20:1 voting rights.

All of the common shares of stock and Super Voting preferred stock are beneficially held by Jim Dial, individually and as agent and attorney-in-fact for Majority Shareholders of Grifco International, Inc., a Nevada corporation. The common and Super Voting shares were issued to the Majority Shareholders in consideration of the August 9, 2006 securities pledge of 56,500,000 shares of common stock par value $.001 of Grifco International, Inc.

The securities pledge is for the purpose of satisfying the financial requirements of UERI in its capacity as the General Partner to "Universal Energy Partners I, L.P.", a Limited Partnership in formation and whose name is subject to availablility in the selected jurisdiction of formation. The purpose of the Limited Partnership is to own and operate certain identified oil and gas leases targeted for acquisition by UERI in its capacity as General Partner.

Following the share exchange, the Company's new merger subsidiary assume all rights, duties, and responsibilities of UERI in connection with the Limited Partnership, including but not limited to, acting as General Partner.

B. Grifco Business Assets

Pursuant to the Master Plan, the Company's new merger subsidiary will assume all rights, duties, and responsibilities of UERI in connection with a "Consulting and Support Services Agreement" with Grifco International, Inc.("Grifco"), a Nevada corporation. Under the terms of the Agreement, the Company's new merger subsidiary will provide Grifco and its subsidiaries/affiiliates with the following services:

      o     Interim CEO and/or CFO.

      o     Law Department (legal and secretarial services).

      o     Tax Department (tax advice and tax return preparation).

      o     Sarbanes-Oxley and SEC Rules Compliance (if applicable).

      o Financial and accounting services over and above those customarily provided to like businesses.

      o Interim Benefit Plans (such as medical, dental, vision, hearing and EAP benefits to employees utilizing COBRA until implementation of its own plans.)

      o Document and as necessary bring up to date all incorporation requirements of Grifco and its subsidiaries/affiliates in all other jurisdictions as required.

      o Document and as necessary bring up to date all minutes and bylaws of Grifco and its subsidiaries/affiliates.

      o Document and as necessary bring up to date all shareholder lists of Grifco and its subsidiaries/affiliates.

      o Document and as necessary bring up to date all financial, accounting, books and records of Grifco and its subsidiaries/affiliates.

      o Document and as necessary bring up to date all federal and state import/export licenses or permits of Grifco and its subsidiaries/affiliates.

      o Document and as necessary bring up to date all executive retention, employment, bonus and incentive agreements with management and controlling shareholders of Grifco and its subsidiaries.

      o Complete business plan for Grifco and its subsidiaries/affiliates together with management discussion and analysis of operations.

      o Complete due diligence materials for Grifco and its subsidiaries/affiliates.

      o     Property Management for Grifco and its subsidiaries/affiliates.


The terms of the Consulting and Support Services Agreement is set-forth in Schedule "C".


As soon as Grifco and/or any Grfico subsidiary/affiliate completes a financial audit satisfactory to the Company's auditor and securities counsel, the Company's new merger subsidiary has the right, but not the obligation, to exercise an option to acquire the newly audited business entity based upon a "fairness valuation formula" or FAV to be determined by the majority shareholders of Grifco.

Effects of Merger

Pursuant to Nevada law, at the effective time of the merger, all of the property, rights, privileges, powers and franchises of UERI and/or the Grifco subsidiaries/affiliates shall vest in the Company's new merger subsidiary, and all debts, liabilities and duties of UERI and/or the Grifco subsidiaries/affiliates shall become the debts, liabilities and duties of the Company's new merger subsidiary as the "Surviving Corporation".

Surviving Corporation's Articles of Incorporation and Bylaws

The Surviving Corporation's articles of incorporation and bylaws effective at the time of the merger will survive until thereafter amended in accordance with the laws of the State of Nevada.

Officers and Directors of Surviving Corporation

The Surviving Corporation's officers and directors effective at the time of the merger will be the officers and directors of the surviving corporation.

No Appraisal Rights

Under Nevada law, our stockholders are not entitled to appraisal rights in connection with the deletion of Article 2 from our Articles of Incorporation.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of Common Stock present at the Special Meeting, either in person or by proxy, is required to approve Proposal No. 3.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION AND APPROVAL OF THE AGREEMENT AND MASTER PLAN OF ASSET ROLL-UP AND FORWARD MERGER OF SUBSIDIARIES TOGETHER WITH PLAN OF REORGANIZATION WITH UNIVERSAL ENERGY RESOURCES, INC. AND GRIFCO INTERNATIONAL, INC. AND ITS AFFILIATED OIL AND GAS SECTOR BUSINESSES THROUGH OUR NEWLY FORMED MERGER SUBSIDIARY "UNIVERSAL ENERGY & SERVICES GROUP, INC. A COPY OF THE AGREEMENT AND MASTER PLAN OF ASSET ROLL-UP AND FORWARD MERGER OF SUBSIDIARIES TOGETHER WITH PLAN OF REORGANIZATION IS ATTACHED AS SCHEDULE "B" HERETO. A COPY OF THE PROPOSED CONSULTING AND SUPPORT SERVICES AGREEMENT IS ATTACHED AS SCHEDULE "C" HERETO.

                              PROPOSAL NUMBER FOUR

                          APPLICATION FOR AMEX LISTING

Effective on August 25, 2006, our Board of Directors executed a written consent authorizing, and recommending that our stockholders approve a proposal to change our listing from the over-the-counter bulletin board or OTC Bulletin Board to listing on the American Stock Exchange, Inc. ("AMEX"). Our Board of Directors believes that the new listing on the AMEX, if and when accepted, will more accurately reflect our inherent share value and it will promote public recognition and more accurately reflect our operations and business focus.

Effectiveness of the AMEX Listing Process

If approved by our stockholders, the change in listing from the OTC Bulletin Board to the AMEX will require us to submit detailed and comprehensive listing applications evidencing our ability to satisfy all listing criteria. There can be no assurance that we will be able to satisfy the AMEX listing requirements.

AMEX Listing Standards

In order to become listed on AMEX, we will have to satisfy Listing Standard 1 which requires us to (a) have pre-tax income of at least $750,000 in the latest fiscal year; (b) have a market value of public float of $3,000,000; (c) have a minimum share price of $3.00 for a period of at least 30 days prior to listing;
(c) have a minimum market capitalization of at least $4,000,000; (d) have shareholder equity of at least $4,000,000; and (e) have a public shareholder to shares outstanding ratio of one of the following options: Option One: 800 public shareholders/500,000 common shares in the public float; Option Two: 400 public shareholders/1,000,000 common shares in the public float; or Option Three: 400 public shareholders/500,000 common shares in the public float (requires trading volume of 2,000 shares per day for the 6 months prior to listing); and (f) have satisfied such other requirements of the AMEX listing standards applicable at the time of our application.

Note: Public shareholders and public float on AMEX do not include shareholders or shares held directly or indirectly by any officer, director, controlling shareholder or other concentrated (i.e. 10 percent or greater), affiliated or family holdings.

AMEX Compliance

If and when approved for listing on AMEX, there will a number of new corporate governance, reporting and other compliance rules which will govern the way the Company conducts business which we have summarized as follows:

SEC and AMEX Filing Requirements

A company having a security listed on the AMEX must make all required filings on a timely basis with the Securities and Exchange Commission (SEC) (or other appropriate regulatory agency) and also file copies with the AMEX. With the exception of annual reports to shareholders, which must be filed with the AMEX in hard copy, a company will have satisfied this requirement if it electronically submits its filings to the SEC through EDGAR.

Timely Notice of Corporate Actions

The AMEX also requires timely notice and written confirmation of various corporate actions including record dates, dividends, proposed amendments to and certified copies of the issuer's certificate of incorporation, bylaws or similar organization documents and all material sent to shareholders or released to the press.

Annual Report to Shareholders

A company listed on the AMEX is required to publish and furnish to its shareholders (or to holders of any other listed security when its common stock is not listed on a national securities exchange) an annual report containing audited financial statements prepared in conformity with the requirements of the SEC. The company must disclose in its annual report to security holders, for the year covered by the report: (a) the number of unoptioned shares available at the beginning and at the close of the year for the granting of options under an option plan; and (b) any changes in the exercise price of outstanding options, through cancellation and reissuance or otherwise, except price changes resulting from the normal operation of antidilution provision of options. Three copies of the report must be filed with the AMEX.

Annual reports must be sent to shareholders and filed with the Exchange at least ten days in advance of the annual meeting of shareholders, and not later than four months after the close of the last preceding fiscal year of the company.

Timely Public Information Disclosure

The AMEX considers that the conduct of a fair and orderly market requires every listed company to make available to the public information necessary for informed investing and to take reasonable steps to ensure that all who invest in its securities enjoy equal access to such information. Listed companies must fax press releases prior to issuance to the Exchange's Stock Watch Department.

The following is a summary of the AMEX's disclosure policies:

Immediate public disclosure of material information--A listed company is required to make immediate public disclosure of all material information concerning its affairs, except in unusual circumstances.

Thorough public dissemination--A listed company is required to release material information to the public in a manner designed to obtain the widest possible public dissemination.

Clarification or confirmation of rumors and reports--Whenever a listed company becomes aware of a rumor or report, true of false, that contains information that is likely to have, or has had, an effect on the trading in its securities, or would be likely to have a bearing on investment decisions, the company is required to publicly clarify the rumor or report as promptly as possible.

Response to unusual market action--Whenever unusual market action takes place in a listed company's securities, the company is expected to make inquiry to determine whether rumors or other conditions requiring corrective action exist and, if so, to take whatever action is appropriate.

Unwarranted promotional disclosure--A listed company should refrain from promotional disclosure activity which exceeds that necessary to enable the public to make informed investment decisions.

Insider trading--Insiders should not trade on the basis of material information which is not known to the investing public. Moreover, insiders should refrain from trading, even after material information has been released to the press and other media, for a period sufficient to permit thorough public dissemination and evaluation of the information.

Receipt of written Delisting Notice--A company is required to publicly disclose that it has received a written notice indicating that the Exchange has determined to remove the company's securities from listing (or unlisted trading) as a result of non-compliance with the continued listing requirements.

The following is a summary of the AMEX's requirements for public announcements. Each press release or other public announcement should:

      o     be factual, clear, and succinct;

      o contain sufficient quantitative information to allow investors to evaluate its relative importance to the activities of the company;

      o     be balanced and fair;

      o avoid over technical language, and should be expressed to the extent possible in language comprehensible to the layman;

      o explain, if the consequences or effects of the information on the company's future prospects cannot be assessed, why this is so; and clarify and point out any reasonable alternatives where the public announcement undertakes to interpret information disclosed.

Additional Information

Additional information regarding the proposed AMEX listing process, qualification and compliance matters is available on line at www.amex.com or by contacting the AMEX directly as follows:

                             American Stock Exchange
                                86 Trinity Place
                               New York, NY 10006
                                  212-306-1000

The AMEX Company Guide is available on line at http://wallstreet.cch.com/AMEX/CompanyGuide.

No Appraisal Rights

Under Nevada law, our stockholders are not entitled to appraisal rights with respect to a change in listing from the OTC Bulletin Board to the AMEX.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of Common Stock present at the Special Meeting, either in person or by proxy, is required to approve Proposal No. 4.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION AND APPROVAL OF THE PROPOSED CHANGE IN OUR LISTING FROM THE OTC BULLETIN BOARD TO THE AMERICAN STOCK EXCHANGE AND TO AUTHORIZE THE COMPANY AND ITS OFFICERS AND DIRECTORS TO DO ALL THINGS NECESSARY AND PROPER TO COMPLETE THE PROPOSED AMEX LISTING.

FORWARD-LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements, identified by words such as "plan", "anticipate", "believe", "estimate", "should," "expect" and similar expressions, include our expectations and objectives regarding our future financial position, operating results and business strategy. These statements reflect the current views of management with respect to future events and are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from those described in the forward-looking statements. As such, these forward-looking statements involve uncertainty and risk. Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. We advise you to carefully review the reports and documents we file from time to time with the Securities and Exchange Commission ("SEC"), particularly our annual reports on Form 10-KSB, quarterly reports on Form 10-QSB and our current reports on Form 8-K.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section of the SEC, Room 1580, 100 F Street NE, Washington D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

                                           BY ORDER OF THE BOARD OF DIRECTORS
                                           OF TREE TOP INDUSTRIES, INC.

Date: October 3, 2006


                                           /s/ David Reichman
                                           -------------------------------------
                                           DAVID REICHMAN
                                           President and Chief Executive Officer
                                           Tree Top Industries, Inc.

                                  SCHEDULE "A"

                 Amended and Restated Articles of Incorporation

[DEAN HELLER LOGO]
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

--------------------------------------------------------------------------------
Certificate to Accompany
   Restated Articles
   (PURSUANT TO NRS)
--------------------------------------------------------------------------------

Important: Read attached instructions         ABOVE SPACE IS FOR OFFICE USE ONLY
before completing form.

          This Form is to Accompany Restated Articles of Incorporation
           (Pursuant to NRS 78.403, 82.371, 86.221, 88.355 or 88A.250)
        (This form is also to be used to accompany Restated Articles for
        Limited-Liability Companies, Certificates of Limited Partnership,
           Limited-Liability Limited Partnerships and Business Trusts)

1. Name of Nevada entity as last recorded in this office:

TREE TOP INDUSTRIES, INC.

2. The articles are being |_| Restated or |x| Amended and Restated (check only one). Please entitle your attached articles "Restated" or "Amended and Restated," accordingly.

3. Indicate what changes have been made by checking the appropriate box.*

|_| No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

|x|   The entity name has been amended.

|_| The resident agent has been changed. (attach Certificate of Acceptance from new resident agent)

|_|   The purpose of the entity has been amended.

|x|   The authorized shares have been amended.

|_|   The directors, managers or general partners have been amended.

|_|   IRS tax language has been added.

|_|   Articles have been added.

|x|   Articles have been deleted.

|_| Other. The articles or certificate have been amended as follows: (provide article numbers, if available)

* This form is to accompany Restated Articles which contain newly altered or amended articles. The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering the articles or certificates

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate        Nevada Secretary of State AM
fees. See attached fee schedule.                                   RESTATED 2003
                                                            Revised on: 10127/03

                                      Reset

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                            TREE TOP INDUSTRIES, INC.

                       (Pursuant to NRS 78.390 and 78.403)

      The undersigned hereby adopts as its chartering document these Restated Articles of Incorporation:

      1. Name. The name of the Corporation shall be:

                         UNIVERSAL ENERGY HOLDINGS, INC.

      2. Purpose. The purpose or purposes for which the Corporation is organized:

            To engage in and carry on any lawful business activity or trade, and any activities necessary, convenient, or desirable to accomplish such purposes, not forbidden by law or by these articles of incorporation.

      3. Capitalization. The aggregate number of shares which the Corporation shall have authority to issue is FOUR HUNDRED MILLION (400,000,000) shares, of which THREE HUNDRED FIFTY MILLION (350,000,000) shares will be Common Stock with a par value of $0. 001, and FIFTY MILLION (50,000,000) shares will be Preferred Stock with a par value of $0.001. The Common and/or Preferred Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.

The Preferred Stock may be divided into and issued in series. The Board of Directors of the Corporation is authorized to divide the authorized shares of Preferred Stock into one or more series, each of which shall be so designated as to distinguish the shares thereof from the shares of all other series and classes. The Board of Directors of the Corporation is authorized, within any limitations prescribed by law and this Article, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of Preferred Stock including but not limited to the following:

            (a) The rate of dividend, the time of payment of dividends, whether dividends are cumulative, and the date from which any dividends shall accrue;

            (b) Whether shares may be redeemed, and, if so, the redemption price and the terms and conditions of redemption;

            (c) The amount payable upon shares in the event of voluntary or involuntary liquidation;

            (d) Sinking fund or other provisions, if any, for the redemption or purchase of shares;

            (e) The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

            (f) Voting powers, if any, provided that if any of the Preferred Stock or series thereof shall have voting rights, such Preferred Stock or series shall vote only on a share for share basis with the Common Stock on any matter, including but not limited to the election of directors, for which such Preferred Stock or series has such rights; and

            (g) Subject to the foregoing, such other terms, qualifications, privileges, limitations, options, restrictions, and special or relative rights and preferences, if any, of shares or such series as the Board of Directors of the Corporation may, at the time so acting, lawfully fix and determine under the laws of the State of Nevada.

The Corporation shall not declare, pay or set apart for payment any dividend or other distribution (unless payable solely in shares of Common Stock or other class of stock junior to the Preferred Stock as to dividends or upon liquidation) in respect of Common Stock, or other class of stock junior to the Preferred Stock, nor shall it redeem, purchase or otherwise acquire for consideration shares of any of the foregoing, unless dividends, if any, payable to holders of Preferred Stock for the current period (and in the case of cumulative dividends, if any, payable to holders of Preferred Stock for the current period and in the case of cumulative dividends, if any, for all past periods) have been paid, are being paid or have been set aside for payment, in accordance with the terms of the Preferred Stock, as fixed by the Board of Directors.

In the event of the liquidation of the Corporation, holders of Preferred Stock shall be entitled to receive, before any payment or distribution on the Common Stock or any other class of stock junior to the Preferred Stock upon liquidation, a distribution per share in the amount of the liquidation preference, if any, fixed or determined in accordance with the terms of such Preferred Stock plus, if so provided in such terms, an amount per share equal to accumulated and unpaid dividends in respect of such Preferred Stock (whether or not earned or declared) to the date of such distribution. Neither the sale, lease or exchange of all or substantially all of the property and assets of the Corporation, nor any consolidation or merger of the Corporation, shall be deemed to be a liquidation for the purposes of this Article.

      4. Directors. The governing board of this Corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the bylaws of this Corporation. The number of members of the Board of Directors shall not be less than one nor more than thirteen.

      5. Assessments. The capital stock, after the amount of the subscription price, or par value, has been paid in shall not be subject to assessment to pay the debts of the Corporation.

      6. Term. The Corporation shall have perpetual existence.

      7. Powers of Directors. In furtherance, and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:

Subject to the bylaws, if any, adopted by the stockholders, to make, alter or amend the bylaws of the Corporation:

            (a) To fix the amount to be reserved as working capital over and above its capital stock paid in, to authorize and cause to be executed mortgages and liens upon the real and personal property of this Corporation.

            (b) By resolution passed by a majority of the whole board, to designate one (1) or more committees, each committee to consist of one (1) or more of the directors of the Corporation, which, to the extent provided in the resolution or in the bylaws of the Corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be stated in the bylaws of the Corporation or as may be determined from time to time by resolution adopted by the board of directors..

            (c) When and as authorized by the affirmative vote of stockholders holding stock entitling them to exercise at least a majority of the voting power given at a stockholders' meeting called for that purpose, or when authorized by the written consent of the holders of at least a majority of the voting stock issued and outstanding, the board of directors shall have power and authority at any meeting to sell, lease or exchange all of the property and assets of the Corporation, including its good will and its corporate franchises, upon such terms and conditions as its board of directors deem expedient and for the best interests of the Corporation.

      8. Meetings of Stockholders. Meeting of stockholders may be held outside the State of Nevada, if the bylaws so provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Nevada at such place or places as may be designated from time to time by the board of directors or in the bylaws of the Corporation.

      9. Amendment. This Corporation reserves the right to amend alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by the Articles of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

      10. Indemnification of Officers and Directors. The Corporation shall indemnify its officers, directors, employees and agents to the full extent permitted by the laws of the State of Nevada.

--------------------------------------------------------------------------------
The vote by which the stockholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: ___________________.
--------------------------------------------------------------------------------

                               OFFICER'S SIGNATURE

      The undersigned, President of the Corporation, for the purpose of restating the Articles of Incorporation of Tree Top Industries, Inc., hereby makes, files and records this Amended and Restated Articles of Incorporation and certifies that it is the act and deed of the Corporation and that the facts stated herein are true.


---------------------------------------
DAVID REICHMAN, Director and President

                                      PROXY

                       SPECIAL MEETING OF SHAREHOLDERS OF

                            TREE TOP INDUSTRIES, INC.
                                 (the "Company")

TO BE HELD AT:

                           RED ROCK RESORT AND CASINO

                         11011 West Charleston Boulevard

                               Las Vegas, NV 89135

                  ON OCTOBER 17, 2006 AT 1:00 PM (PACIFIC TIME)

The undersigned shareholder ("Registered Shareholder") of the Company hereby appoints, David Reichman, a director of the Company, or failing this person, ___________ , a director of the Company, or in place of the foregoing,
______________________________ as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting of the Registered Shareholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

SIGN HERE:              ________________________________________________________

Please Print Name:      ________________________________________________________

Date:                   ________________________________________________________

Number of Shares
Represented by Proxy:   ________________________________________________________

Resolutions (For full detail of each item, please see the enclosed Notice of Meeting and Proxy Statement)

                                                       For     Against   Abstain
                                                       ---     -------   -------
1.    Approval of Amendment to Articles of
      Incorporation to Increase of the Number of
      Shares of Authorized Common Stock to
      350,000,000 Shares                             _______   _______   _______

2.    Approval of change of name from
      "Tree Top Industries, Inc." to
      "Universal Energy
      Holdings, Inc."                                _______   _______   _______

3. Approval of the Agreement and Master Plan of Merger and Asset-Roll-up and Reorganization with Universal Energy Resources, Inc. and Grifco International, Inc.

4.    Approval of the Company's Application for
      Listing on the AMEX                            _______   _______   _______

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED .
SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

                      INSTRUCTIONS FOR COMPLETION OF PROXY

1.    This proxy is solicited by the Management of the Company.

2. 2. This form of proxy (the "Instrument of Proxy") must be signed by you, the Registered Stockholder, or by your attorney duly authorized by you in writing, or, in the case of a company, by a duly authorized officer or representative of the company; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany this Instrument of Proxy.

3. If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the named proxies to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder.

4. A Registered Stockholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5. A Registered Stockholder who is not able to attend the Meeting in person but wishes to vote on the proposals set out in this Instrument of Proxy may appoint the management persons named on this Instrument of Proxy as proxy for the Registered Stockholder by completing and signing this Instrument of Proxy and by indicating your choice on a proposal by placing an "X" in the appropriate box. Where no choice is specified by a Registered Stockholder with respect to a proposal set out in this Instrument of Proxy, a management appointee acting as proxy will vote in favor of that proposal;

6. The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Stockholder on any poll of a resolution that may be called for and, if the Registered Stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxy with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxy, in its sole discretion, sees fit.

If a Registered Stockholder has submitted an Instrument of Proxy, the Registered Stockholder may still attend the Meeting and may vote in person. To do so, the Registered Stockholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, this proxy form must be received at the office of the Company's legal counsel, Harold P. Gewerter, Esq. Ltd., by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address and fax number is:

================================================================================
                          HAROLD P. GEWERTER, ESQ. LTD

                              5440 W. Sahara Avenue
                             Las Vegas, NV USA 89146

                              Fax No. (702)382-1759
================================================================================

                                  Schedule "B"

                   AGREEMENT AND MASTER PLAN OF ASSET ROLL-UP
                       AND FORWARD MERGER OF SUBSIDIARIES
                      TOGETHER WITH PLAN OF REORGANIZATION

                                      Among

                            TREE TOP INDUSTRIES, INC.
                             (a Nevada corporation)

                                       AND

                     UNIVERSAL ENERGY & SERVICES GROUP, INC.
                       (a Nevada corporation in formation)

                                       AND

                        UNIVERSAL ENERGY RESOURCES, INC.
                             (a Nevada corporation)

                                       AND

                           GRIFCO INTERNATIONAL, INC.
                             (a Nevada corporation)

               ---------------------------------------------------


THIS AGREEMENT ("Agreement") is dated as of August 18, 2006, by and among TREE TOP INDUSTRIES, INC.(1), a Nevada corporation ("TTI PARENT"), UNIVERSAL ENERGY & SERVICES GROUP, INC.(2) ("TTI/MERGER-SUB"), a Nevada corporation, UNIVERSAL ENERGY RESOURCES, INC. ("UNIVERSAL/MERGER-SUB"), a Nevada corporation, and GRIFCO INTERNATIONAL, INC. ("GRIFCO"), a Nevada corporation.

WHEREAS, the TTI Parent, the constituent Merger Sub's and the GRIFCO businesses desire to enter into a tax free exchange of shares, as set-forth herein, all of which are intended to qualify as a "reorganization" under the provisions of
Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "Code").

WHEREAS, the TTI Parent is a fully reporting issuer with the Securities and Exchange Commission ("SEC") whose shares are listed on the over-the-counter bulletin board ("OTC.BB") under the trading symbol "GOMD.OB" and post merger desires to change its name to "UNIVERSAL ENERGY HOLDINGS USA, INC." and thereafter to manage and operate the constituent Merger-Subs on a consolidated and fully reporting basis with a view towards maximizing share value through listing on the American Stock Exchange at the earliest opportunity.

WHEREAS, the Parties now desire to set-forth in this Agreement the master plan for the roll-up of assets and forward merger of subsidiaries together with the plan of reorganization;

-----------------
(1) As a condition to this Agreement, Tree Top Industries, Inc. has agreed to change its name to UNIVERSAL ENERGY HOLDINGS USA, INC. or such other name as the parties decide.
(2) A Nevada corporation in formation.

                               W I T N E S S E T H

IT IS HEREBY AGREED AS FOLLOWS:

                                    ARTICLE I

                                   DEFINITIONS

1.1 "TTI PARENT" shall mean Tree Top Industries, Inc., a Nevada corporation whose authorized capitalization(3) consists of (i) 350,000,000 shares of common stock, par value $.001 per share ("TTI Common Stock"), of which 252,179 shares are issued and outstanding on the date hereof and (ii) 50,000,000 shares of preferred stock, par value $.001 per share (the "Company Preferred Stock"), of which no Super Voting Preferred Share are issued and outstanding on the date hereof.

1.2 "TTI Merger-Sub" shall mean Universal Energy & Services Group, Inc. whose authorized capitalization consists of 350,000,000 shares of common stock, par value $.001 per share ("TTI Merger-Sub Common Stock"), of which no shares are issued and outstanding on the date hereof and (ii) 50,000,000 shares of preferred stock, par value $.001 per share ("TTI Merger Sub Preferred Stock") of which no shares are issued and outstanding on the date hereof.

1.3 "UNIVERSAL Merger-Sub" means Universal Energy Resources, Inc. whose authorized capitalization consists of (i) 350,000,000 shares of common stock, par value $.001 per share ("UNIVERSAL Merger Sub Common Stock") of which no shares are issued and outstanding on the date hereof, and (ii) 50,000,000 shares of preferred stock, par value $.001 per share (the "UNIVERSAL Merger Sub Preferred Stock) of which no shares are outstanding on the date hereof.

1.4 "GRIFCO" means Grifco International, Inc., whose authorized capitalization consists of (i) 350,000,000 shares of common stock, par value $.001 per share with the number of issued shares(4) outstanding in the public float on the date hereof to be determined by audit with over 51% of the shares held by management; and (ii) 50,000,000 shares of preferred stock, par value $.001 per share, of which 18,000,000 Super Voting Preferred Shares with 20:1 voting rights are outstanding on the date hereof all of which are held by management.

1.5  "GRIFCO BUSINESSES" means the various business affiliates of GRIFCO.

1.6 "ROLL-UP ASSETS" shall mean the assets of the UNIVERSAL Merger-Sub as more fully described herein and which are subject to forward merger with the TTI Merger-Sub in a tax free exchange of shares.

1.7 "OPTIONS ON ROLL-UP ASSETS" shall mean the GRIFCO businesses and any component parts thereof which are subject to option as part of the MERGER.

1.8 "SPIN-OFF" shall mean a spin-off of the TTI Merger-Sub as a stand alone public company subject to shareholder approval at a date and time to be determined in the future.

NOW, THEREFORE, the parties agree as follows:

                                   ARTICLE II

                                   THE MERGER

2.1 THE MERGER. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with applicable law, at the Effective Time of the Merger (as defined in SECTION 2.2), in one or more transactions UNIVERSAL Merger-Sub shall be merged with and into TTI Merger-Sub and thereafter GRIFCO shall be merged with and into TTI Merger-Sub subject to each asset or group of assets to the contemplated merger completing audited financials satisfactory to the TTI Parent and its auditor. As a result of the Merger, the separate existence of UNIVERSAL Merger-Sub and GRIFCO and/or the companies wherein the constituent assets are beneficially owned shall cease and TTI Merger-Sub shall continue as the Surviving Corporation of the Merger.


-----------------
(3) Subject to filing First Restated and Amended Articles of Incorporation. See, Exhibit A.
(4) Subject to current shareholder's audit.

2.2 EFFECTIVE TIME OF THE MERGER. Subject to the terms and conditions of this Agreement, the Articles of Merger (the "Nevada Articles of Merger") shall be executed and filed with the Secretary of State of the State of Nevada ("Nevada Secretary of State") in accordance with the Nevada Business Corporations Act at or as soon as practicable after the Closing (as defined in SECTION 2.3). The Merger shall become effective upon such filing of the Nevada Articles of Merger (the "Effective Time of the Merger").

2.3 CLOSINGS. Subject to the terms and conditions of this Agreement there will be two (2) or more Closings.

(a) The Merger Closing as to the TTI Merger-Sub and UNIVERSAL Merger-Sub will take place in one or more closings at the law offices of Harold P. Gewerter, Esq., 5440 W. Sahara Avenue, Suite 202, Las Vegas, NV 89146 on August 18, 2006 at 1:00 p.m. Pacific Coast Time, unless another date or place is agreed to in writing by the parties hereto.

(b) The Merger Closing between the TTI Merger-Sub and GRIFCO businesses will take place in one or more closings at the offices of Harold P. Gewerter, Esq., 5440 W. Sahara Avenue, Suite 202, Las Vegas, NV 89146 within ten (10) business days following approval by the GRIFCO shareholders of the "fairness valuation formula" as provided for in this Agreement at a Special Meeting of Shareholders to be held on September 27, 2006 at 3:00 p.m. in Las Vegas, NV at a venue to be determined.

2.4 EFFECTS OF THE MERGER. At the Effective Time of the Merger, the effect of the Merger shall be as provided in the provisions of applicable law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time of the Merger, all of the property, rights, privileges, powers and franchises of UNIVERSAL Merger-Sub and/or the GRIFCO businesses shall vest in the Surviving Corporation, and all debts, liabilities and duties of UNIVERSAL Merger-Sub and/or the GRIFCO businesses (subject to audit) shall become the debts, liabilities and duties of the Surviving Corporation.

2.5 SURVIVING CORPORATION ARTICLES OF INCORPORATION AND BYLAWS; DIRECTORS AND OFFICERS. At the Effective Time of the Merger (i) the Certificate of Incorporation and Bylaws of TTI Merger-Sub, as in effect immediately prior to the Effective Time of the Merger, shall be the certificate of incorporation and bylaws of the Surviving Corporation until thereafter amended as provided by applicable law, provided that such Amended and Restated Certificate of Incorporation shall be amended as provided in SECTION 2.6 hereof, and (ii) the officers and directors of the UNIVERSAL Merger-Sub immediately prior to the Effective Time of the Merger shall be the officers and directors of the Surviving Corporation.

2.6 AMENDMENT TO THE SURVIVING CORPORATION'S ARTICLES OF INCORPORATION.

(a) At the Effective Time of the Merger, the Articles of Incorporation of the Surviving Corporation shall be amended in relevant part to read as follows:

                "VOTE OF STOCKOLDERS TO APPROVE CERTAIN ACTIONS"

Any act or transaction by or involving the Corporation other than the election or removal of directors of the Corporation that requires for its adoption under the Nevada Business Corporations Act, these Articles of Incorporation, and/or the bylaws, the approval of the Corporation's shareholders shall require, in addition, the approval of the shareholders of UNIVERSAL Merger-Sub and/or GRIFCO which shall become the shareholders of the Corporation (or any successor by merger), by the same vote as is required by the Nevada Business Corporations Act and/or by these Articles of Incorporation."

                                   ARTICLE III

                           EFFECT OF THE MERGER ON THE
                        CAPITAL STOCK OF THE CONSTITUENTS

3.1 EFFECT ON CAPITAL STOCK. As of the Effective Time of the Merger, by virtue of the Merger and without any action on the part of the TTI Parent, the TTI Merger-Sub, the UNIVERSAL Merger-Sub, the GRIFCO businesses or the holders of securities of any of the foregoing:

(a) CONVERSION OF UNIVERSAL MERGER-SUB CAPITAL STOCK. (i) Each share of UNIVERSAL Merger-Sub Common Stock issued and outstanding immediately prior to the Effective Time of the Merger shall be converted on a 1:1 basis into the requisite number of shares of TTI/MERGER-SUB Common Stock which is the Surviving Corporation; and (ii) each share of UNIVERSAL Merger-Sub Preferred Shares, including super voting shares, issued and outstanding immediately prior to the Effective Time of the Merger shall be converted on a 1:1 basis into a single series of Super Preferred Shares of TTI/MERGER-SUB denominated as "Super Voting Shares" entitling the holder thereof to 20 votes for each share thereof.

(b) CONVERSION OF GRIFCO BUSINESSES CAPITAL STOCK. Each share of GRIFCO Common Stock issued and outstanding immediately prior to the Effective Time of the Merger shall be converted into the requisite amount of shares of the TTI Merger-Sub's Common Stock (which is the Surviving Corporation) based upon a "fairness valuation formula" (the "FVF") to be determined by the shareholders of GRIFCO for the GRIFCO businesses on an "all or none basis"; provided, however, if the shareholders of GRIFCO fail to agree upon a FVF within 120 days of this Agreement then in said event any dissenter's rights with respect to the proposed merger and plan of reorganization shall be governed by Nevada Revised Statutes, Chapter 92A et seq.

3.2 CANCELLATION OF STOCK. At the Effective Time of the Merger, each share of UNIVERSAL Merger-Sub Common Stock and in the case of GRIFCO (assuming shareholder approval of the FVF) that is issued and outstanding immediately prior to the Effective Time of the Merger shall be cancelled and retired and all rights in respect thereof shall cease to exist in consideration the Common Stock and Super Voting Shares to be issued by the Surviving Corporation as described in sub-paragraph (a) above.

3.3 STOCK TRANSFER BOOKS. At the Effective Time of the Merger, the stock transfer books for the all shares which have been converted into the right to receive shares of TTI Merger-Sub's Common Stock as described in sub-paragraph
(a) above, shall be deemed closed, and no transfer of such shares shall thereafter be made or consummated.

3.4 TAX CONSEQUENCES. It is intended by the parties hereto that the Merger shall constitute a tax free reorganization within the meaning of Section 368(a) of the Code.

                                   ARTICLE IV

                              ADDITIONAL AGREEMENTS

4.1 DIRECTORS AND MANAGEMENT OF TTI MERGER-SUB AFTER THE EFFECTIVE TIME OF THE MERGER. Upon the Effective Time of the Merger, the TTI Merger-Sub's Board of Directors will consist of the persons serving as directors of the UNIVERSAL Merger-Sub immediately prior to the Effective Time of the Merger. In addition, upon the Effective Time of the Merger, TTI Parent's' Board of Directors will be expanded to include two (2) additional directors designated by the UNIVERSAL Merger-Sub and GRIFCO (assuming shareholder approval of the FVF) subject to shareholder approval.

4.2 CONSENT. Each of the constituents TTI Parent, TTI Merger-Sub, UNIVERSAL Merger-Sub and GRIFCO shall promptly apply for or otherwise seek, and use its best efforts to obtain, all consents and approvals required to be obtained by it for consummation of the Merger.

                                    ARTICLE V

                              CONDITIONS PRECEDENT

5.1 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE MERGER. The respective obligation of each party to effect the Merger shall be subject to the satisfaction at or prior to the Closing of the following conditions:

(a) STOCKHOLDER APPROVALS. This Agreement shall have been approved and adopted by the stockholders of TTI Parent, TTI Merger-Sub, UNIVERSAL Merger-Sub and GRIFCO to the extent, but only to the extent, required by applicable law.

(b) GOVERNMENT APPROVALS. All authorizations, consents, orders or approvals of, or declarations or filings with, or expiration of waiting periods imposed by, any court or governmental authority of competent jurisdiction necessary for the consummation of the transactions contemplated by this Agreement shall have been filed, occurred or been obtained other than filings relating to the Merger or affecting TTI Parent's ownership of TTI Merger Sub or any of its subsidiaries or any of their properties, if failure to make such filing or obtain such approval would not be materially adverse to the ability of TTI Parent or TTI Merger-Sub to conduct business following consummation of the Merger.

(c) LEGAL ACTION. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the Merger shall be in effect, nor shall any proceeding brought by any administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, selling any of the foregoing be pending. In the event an Injunction shall have been issued, each party agrees to use its reasonable diligent efforts to have the Injunction lifted.

(d) STATUTES. No statute, rule or regulation shall have been enacted by any court or governmental authority of competent jurisdiction which would make the consummation of the Merger illegal.

                                   ARTICLE VI

                        TERMINATION, AMENDMENT AND WAIVER

6.1 TERMINATION. This Agreement may be terminated in whole or in part at any time prior to the Effective Time of the Merger, whether before or after approval of matters presented in connection with the Merger by the stockholders of TTI Parent, TTI Merger-Sub, UNIVERSAL Merger-Sub, and GRIFCO (to the extent such approval is required) by mutual written consent of TTI Parent, UNIVERSAL Merger-Sub and GRIFCO.

When action is taken to terminate this Agreement pursuant to this SECTION 6.1, it shall be sufficient for such action to be authorized by the Board of Directors of the party taking such action and for such party then to notify in writing the other party (or parties) of such action.

6.2 EFFECT OF TERMINATION. In the event of termination of this Agreement as provided in SECTION 5.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any of the parties or their respective officers or directors.

6.3 EXPENSES. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense.

6.4 AMENDMENT. This Agreement may be amended by the parties hereto by action taken by their respective Boards of Directors at any time before or after approval of matters presented in connection with the Merger by the stockholders of the respective parties (to the extent such approval is required); PROVIDED THAT after any such stockholder approval, no amendment shall be made which by law requires the further approval of stockholders without obtaining such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

                                   ARTICLE VII

                               GENERAL PROVISIONS

7.1 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

TTI PARENT                 David Reichman, President and CEO
TTI MERGER-SUB:            Tree Top Industries, Inc.
                           Universal Energy & Services Group, Inc.
                           666 Fifth Avenue
                           Suite 302
                           New York, NY 10103

UNIVERSAL:                 Jim Dial, President and CEO
                           Universal Energy Resources, Inc.
                           3638 N. Rancho Drive, Suite 6
                           Las Vegas, NV 89130

GRIFCO:                    Jim Dial, President and CEO
                           Grifco International, Inc.
                           2507 North Frazier Street
                           Suite 410
                           Conroe, TX 77303

7.2 SEVERABILITY. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

7.3 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to such subject matter and, except as otherwise expressly provided herein, is not intended to confer upon any other person any rights or remedies hereunder.

7.4 ASSIGNMENT. This Agreement shall not be assigned by operation of law or otherwise unless agreed to in writing by the parties.

7.5 PARTIES OF INTEREST. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

7.6 COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

7.7 GOVERNING LAW. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the laws of the State of Nevada (excluding the choice-of-law rules thereof).

IN WITNESS WHEREOF, the constituent parties have caused this Agreement to be executed and delivered by their respective officers, agents and attorneys-in-fact thereunto duly authorized, all as of the date first written above.

TREE TOP INDUSTRIES, INC.         UNIVERSAL ENERGY & SERVICES GROUP, INC.
                                  (a Nevada corporation in formation)



By: /s/ David Reichman            By: /s/ David Reichman
    ---------------------             ---------------------

Name:  David Reichman             Name:  David Reichman
Title: President and CEO          Title: Agent and Attorney-in-Fact




UNIVERSAL ENERGY                  GRIFCO INTERNATIONAL, INC.
RESOURCES, INC.



By: /s/ Jim Dial                  By: /s/ Jim Dial
    ---------------------             ---------------------

Name:  Jim Dial                   Name:  Jim Dial
Title: President and CEO          Title: President and CEO

                                  Schedule "C"

                    CONSULTING AND SUPPORT SERVICES AGREEMENT

      THIS AGREEMENT (the "Agreement") is made as of ____ day of August 2006 between UNIVERSAL ENERGY RESOURCES, INC., a Nevada corporation ("UERI") and Grifco International, Inc., a Nevada corporation ("GRIFCO") on the date first written above for good and valuable consideration, as follows:

      WHEREAS, GRIFCO desires to enter into this Consulting and Support Services Agreement with UERI, dated hereinabove, with respect to the present and future manufacturing, marketing, distribution, sale and customer support (the "GRIFCO BUSINESS") of its current and future products and services for the petroleum industry both custom branded and otherwise (collectively the "GRIFCO PRODUCTS" and/or the `GRIFCO BRANDS" as the context may otherwise require);

      WHEREAS, GRIFCO desires that UERI provide brand consulting, management and support services in connection with the GRIFCO Products and the GRIFCO Brands, and such other services to GRIFCO and its affiliates in connection with the GRIFCO BUSINESS; and

      WHEREAS, from and after the Effective Date, UERI desires to provide GRIFCO with brand consulting, management and support services in connection with the GRIFCO Products and the GRIFCO Brands, and such other services to GRIFCO and its affiliates in connection with the GRIFCO BUSINESS on the terms and subject to the conditions set forth herein;

      NOW THEREFORE, GRIFCO and UERI intending to be legally bound, do hereby agree as follows:

                               W I T N E S S E T H

                                    ARTICLE I
                                   DEFINITIONS

Capitalized terms used in this Agreement are used as defined in this Article I or elsewhere in this Agreement. As used in this Agreement:

"Agreement" has the meaning specified in the preamble hereof.

"Cost Plus Billing" has the meaning specified in Section 3.01.

"Customary Billing" has the meaning specified in Section 3.01.

"Effective Date" means the close of business on the date specified in the preamble.

"GRIFCO" has the meaning specified in the first recital hereof.

"GRIFCO BRANDS" has the meaning specified in the first recital hereof.

"GRIFCO BUSINESS" has the meaning specified in the first recital hereof.

"GRIFCO PRODUCTS" has the meaning specified in the first recital hereof.

"Facilities" has the meaning specified in Section 5.02.

"UERI" has the meaning specified in the preamble hereof.

"Pass-Through Billing" has the meaning specified in Section 3.01.

"Payment Date" has the meaning specified in Section 3.05(b).

"Premises" has the meaning specified in Exhibit B hereof.

"Service Costs" has the meaning specified in Section 3.01.

"Services" has the meaning specified in Exhibit A hereof.

                                   ARTICLE II
                      BRAND PROMOTION AND SUPPORT SERVICES

Section 2.01. Purchase and Sale of Services.

(a) UERI shall provide to GRIFCO, or procure for the provision to GRIFCO, and GRIFCO shall purchase from UERI, the GRIFCO Brand and Support Services as described herein commencing upon the Execution Date and continuing during the Option Period and any extension thereof.

(b) All services to be provided under this Agreement will be provided by UERI and/or its affiliates.

Section 2.02. Changes to Services by UERI.

(a) Prior to the end of each year for so long as the relevant Services continue to be provided under this Agreement, UERI shall prepare and deliver to GRIFCO updated versions of Exhibits "A" and "B", setting forth with respect to the Services, any proposed changes in billing methodology and, to the extent available, the Service Costs estimated to be payable for such Services for the next fiscal year. Except as GRIFCO and UERI may otherwise agree, and except as specifically described in this Agreement, the method of allocating and charging the costs reflected in Exhibits A and B, and any updated versions of such schedules, shall be consistent with UERI's practices with respect to the allocation of costs for services to the GRIFCO Business immediately prior to the Effective Date; provided, however, that if UERI changes the method of allocating and charging such costs to GRIFCO PRODUCTS generally, such revised method shall also be applied to GRIFCO BUSINESS. If a revised method of allocating and charging costs for particular services would increase significantly UERI the amount of Service Costs payable under this Agreement as compared to the amount payable were such method not revised, then GRIFCO shall have the right for 30 days following receipt of UERI's updated Exhibits A and B to terminate such Services upon written notice to UERI. Such change in allocation method shall be deemed accepted by GRIFCO if no such notice of termination is received by UERI.

(b) GRIFCO shall take all reasonable efforts to perform its own human resources and payroll services within the first one hundred and twenty (120) days of the Effective Date, and thereafter UERI shall provide said services.

Section 2.03. Changes to Service by GRIFCO. Except as provided herein, GRIFCO may from time to time terminate the purchase of one or more of the Services, in whole or in part, upon giving (ninety) 90 days notice to UERI.

Section 2.04. Additional Services. If requested by GRIFCO and to the extent that UERI agrees, UERI shall provide services in addition to those services described herein to GRIFCO . The scope of any such services, as well as the prices and other terms applicable to such services, shall be as mutually agreed by UERI and GRIFCO.


                                   ARTICLE III
                          SERVICE COSTS; OTHER CHARGES

Section 3.01. Service Costs Generally. Exhibits A and B indicate, with respect to each Service, whether the costs to be charged to GRIFCO for such Service are determined by (i) the customary billing method ("Customary Billing"), (ii) the pass-through billing method ("Pass-Through Billing"), or (iii) the cost-plus-fixed-fee billing method ("Cost Plus Billing"). The Customary Billing, Pass-Through Billing, and Cost Plus Billing methods applicable to the Services provided to GRIFCO are collectively referred to herein as the "Service Cost". It is the express intent of the parties that Service Costs shall not exceed the "fair market value" of the Services.

Section 3.02. Customary Billing. The method of calculating the costs of Services determined by the Customary Billing method shall be the same as the method from time to time used to calculate the cost of comparable services charged to other businesses operated by UERI.

Section 3.03. Pass-Through Billing. The costs of Services determined by the Pass-Through Billing method shall be equal to the third-party costs and expenses incurred by UERI, its affiliates or third-party service providers. If UERI incurs costs or expenses on behalf of GRIFCO, as well as other businesses operated by GRIFCO, UERI will allocate any such costs or expenses in good faith between the relevant businesses exercising reasonable judgment. UERI or its agents shall keep and maintain such books and records as may be reasonably necessary to make such allocations. UERI shall make copies of such books and records available to GRIFCO upon request and with reasonable notice.

Section 3.04. Cost Plus. The costs of Services determined by the Cost Plus Billing method shall be equal to the costs and expenses incurred by UERI or any of its affiliates or any of its third party service providers, plus the fixed percentage of related indirect and overhead costs and expenses. The fully loaded costs incurred by UERI to provide Services under this Section 3.04 may be based on reasonable estimates of those costs, including the amount of time necessary to perform the Services. If UERI incurs costs or expenses on behalf of GRIFCO, as well as other businesses operated by GRIFCO, UERI will allocate any such costs or expenses in good faith between the relevant businesses exercising reasonable judgment. UERI shall apply usual and accepted accounting conventions in making such allocations and UERI or its agents shall keep and maintain such books and records as may be reasonably necessary to make such allocations. UERI shall make copies of such books and records available to GRIFCO upon request and with reasonable notice.

                                   ARTICLE IV
                               PAYMENT PROVISIONS

Section 4.01. Invoicing. UERI will invoice or notify GRIFCO of the Service Costs at the end of each month either directly or through UERI's intra-company billing system, in a manner substantially consistent with the billing practices used in connection with services provided to the GRIFCO Business prior to the Effective Date (except as otherwise agreed). In connection with the invoicing described in this Section 4.01, UERI will provide to GRIFCO the same billing data and level of detail as it customarily provided to the GRIFCO Business prior to the Effective Date and as it customarily provides to other businesses and subsidiaries operated by UERI and such other data as may be reasonably requested by GRIFCO.

Section 4.02. Settlement of Costs. GRIFCO shall pay promptly after receipt of UERI's invoice or notification of the Service Costs on the Payment Date (as defined herein), through UERI's intra-company billing system, cash management systems, or, if requested by UERI, by wire transfer of immediately available funds payable to the order of UERI and without set-off, all amounts invoiced by UERI pursuant to paragraph (a) during the preceding calendar month (or since the Effective Date, in the case of the first Payment Date).

Section 4.03. Payment Date. The "Payment Date" shall be the date of receipt of the UERI invoice, and thereafter the "Payment Date" shall be 30 days after delivery of the UERI invoice. If GRIFCO fails to pay any monthly payment by the relevant Payment Date, UERI may charge GRIFCO, in addition to the amount due on such Payment Date, interest on such amount of twelve percent (12%) per annum compounded monthly from the relevant Payment Date through the date of payment.

Section 4.04. Taxes. Sales and use taxes, if any, are for the account of GRIFCO and will be rendered in accordance with applicable legislation.


                                    ARTICLE V
                        PROVISIONS SPECIFIC TO FACILITIES

Section 5.01 Headquarters.

(a) Subject to the provisions hereof and Exhibit B, GRIFCO has leased office facilities for UERI in Texas and Louisiana and shall lease for GRIFCO 's headquarter staff an office facility at such other location in the United States as GRIFCO may designate subject to UERI's consent, such consent not to be unreasonably withheld (collectively, the "Headquarters").

(b) Notwithstanding any provision in this Agreement, including without limitation the provisions of Article VIII, to the contrary, GRIFCO shall remain liable to pay Service Costs for either the U.S. or International Headquarters:
(i) for the period commencing when GRIFCO takes possession of the Premise and ending when GRIFCO's lease for the International Headquarters or U.S. Headquarters (the "head lease") is terminated in accordance with its terms, (ii) GRIFCO requests UERI's consent to vacate the International Headquarters or U.S. Headquarters and UERI, in its sole discretion, determines that it has use for the International Headquarters or U.S. Headquarters. The parties acknowledge that term of the head lease for the International Headquarters is two years from the date of occupation provided for therein. At GRIFCO's request, GRIFCO shall make commercially reasonable efforts to (i) assign to UERI the relevant
International or U.S. Headquarters lease, or (ii) early terminate the International Headquarters or U.S. Headquarters head lease. So long as GRIFCO is not in default under the terms of this Agreement, UERI shall, at GRIFCO's request, use commercially reasonable efforts to obtain renewal of an International or U.S. Headquarters head lease in the name of GRIFCO provided, however, any such renewal can be effected without recourse to UERI.

Section 5.0.2. Regional Sales Offices Facilities. Subject to the provisions hereof and Exhibit B, GRIFCO shall, to the extent commercially reasonable, make designated portions of space available at its owned or leased office facilities (the "Facilities") to UERI for GRIFCO 's regional sales and technical support personnel in Conroe, TX and such other locations in the United States as the parties may agree and UERI shall have the right to use designated portions of those office facilities. GRIFCO agrees to take all actions to accommodate UERI's real estate objectives, including, without limitation, vacating Facilities where GRIFCO voluntarily terminates or is required to terminate its own lease or operations. GRIFCO shall give UERI as much advance notice as is reasonably practicable in connection with any planned early termination of any leased Facility or the sale, abandonment or vacating by GRIFCO of any owned Facility.

Section 5.03. Definition of Premises. The International Headquarters and U.S. Headquarters and GRIFCO office facilities made available to UERI pursuant to
Section 5.02 shall be referred to collectively as the "Premises".

Section 5.04. Conflicts. In the event of conflict between the provisions of this
Article V and the remainder of the Agreement, the provisions of this Article V shall govern.

                                   ARTICLE VI
                              STANDARD OF SERVICES

Section 6.01. General Standard of Service. Except as otherwise agreed with GRIFCO or as described in this Agreement, and provided that UERI is not restricted by contract with third parties or by applicable law, the Services shall be substantially the same in nature, quality and standard of care as the Services which UERI provides from time to time throughout its businesses; provided that in no event shall such standard of care be less than the standard of care that UERI has customarily provided to the GRIFCO Business with respect to the relevant Service prior to the Effective Date.

Section 6.02. Limitation of Liability. None of UERI and its subsidiaries and their respective directors, officers, agents, and employees (each, a "UERI Indemnified Person") shall have any liability, whether direct or indirect, in contract or tort or otherwise, to GRIFCO for or in connection with the Services rendered or to be rendered by any UERI Indemnified Person pursuant to this Agreement, the transactions contemplated hereby or any UERI Indemnified Person's advice, actions or inactions in connection with any such Services or transactions, except for damages which have resulted from such UERI Indemnified Person's gross negligence or willful misconduct in connection with any such Services, actions or inactions.

Section 6.03. Indemnification of UERI by GRIFCO. GRIFCO shall indemnify and hold harmless each UERI Indemnified Person from and against any damages, and reimburse each UERI Indemnified Person for all reasonable expenses as they are incurred in investigating, preparing, pursuing or defending any claim, action, proceeding, or investigation, whether or not in connection with pending or threatened litigation and whether or not any UERI Indemnified Person is a party (collectively, "Actions"), arising out of or in connection with Services rendered or to be rendered by any UERI Indemnified Person pursuant to this Agreement (including any damages, and all reasonable expenses resulting or arising from any claim by an employee of GRIFCO that UERI is his/her employer, a related employer of the employee or a co-employer of the employee), the transactions contemplated hereby or any UERI Indemnified Person's actions or inactions in connection with any such Services or transactions; provided that GRIFCO will not be responsible for any damages of any UERI Indemnified Person that have resulted from such UERI Indemnified Person's gross negligence or willful misconduct in connection with any of the advice, actions, inactions, or Services referred to above.

Section 6.04. Indemnification of GRIFCO by UERI. UERI shall indemnify and hold harmless GRIFCO and their respective directors, officers, agents, and employees (each, an "GRIFCO Indemnified Person") from and against any damages, and shall reimburse each GRIFCO Indemnified Person for all reasonable expenses as they are incurred in investigating, preparing, or defending any Action, arising out of the gross negligence or willful misconduct of any UERI Indemnified Person in connection with the Services rendered or to be rendered pursuant to this Agreement.


                                   ARTICLE VII
                              INFORMATION EXCHANGES

Section 7.01. Information Exchanges. Subject to applicable law and privileges, each party hereof shall provide the other party with all information regarding itself and transactions under this Agreement that the other party reasonably believes are required to comply with all applicable federal, state, county and local laws, ordinances, regulations and codes, including, but not limited to, securities laws and regulations.

Section 7.02. Confidential Information. GRIFCO and UERI shall hold in trust and maintain confidential all Confidential Information relating to the other party. "Confidential Information" shall mean all information disclosed by either party to the other in connection with this Agreement whether orally, visually, in writing or in any other tangible form, and includes, but is not limited to, economic, scientific, technical, product and business data, business plans, and the like, but shall not include (i) information which becomes generally available other than by release in violation of the provisions of this Section 7.02, (ii) information which becomes available on a non-confidential basis to a party from a source other than the other party to this Agreement and its Subsidiaries provided the party in question reasonably believes that such source is not or was not bound to hold such information confidential, (iii) information acquired or developed independently by a party without violating this Section
7.02 or any other confidentiality agreement with the other party and (iv) information that any party hereof reasonably believes it is required to disclose by law, provided the it first notifies the other party hereof of such requirement and allows such party a reasonable opportunity to seek a protective order or other appropriate remedy to prevent such disclosure. Without prejudice to the rights and remedies of either party to this Agreement, a party disclosing any Confidential Information to other party in accordance with the provisions of this Agreement shall be entitled to equitable relief by way of an injunction if the other party hereof breaches or threatens to breach any provision of this
Section 7.02.

                                  ARTICLE VIII
                              TERM AND TERMINATION

Section 8.01. Term. This Agreement shall have an initial term of two years from the Effective Date, and will be renewed automatically thereafter for successive one-year terms unless either GRIFCO or UERI elects not to renew this Agreement upon not less than ninety (90) days' written notice prior to the end of any such term.

Section 8.02. Early Termination.

(a) This Agreement shall be subject to early termination by UERI upon 90 days' written notice if UERI elects not to exercise the Asset Purchase Option Agreement with GRIFCO.

(b) This Agreement is subject to early termination in whole or with respect to any Service by UERI on ninety (90) days written notice.

(c) GRIFCO may terminate any Service at any time if UERI fails to perform any of its material obligations under this Agreement relating to such Service, GRIFCO has notified UERI in writing of such failure, and such failure has continued for a period of sixty (60) days after receipt of UERI of notice of such failure.

(d) UERI may terminate any Service at any time if GRIFCO fails to perform any of its material obligations under this Agreement relating to such Service, UERI has notified GRIFCO in writing of such failure, and such failure has continued for a period of sixty (60) days after receipt by UERI of notice of such failure.

Section 8.03. Effect of Termination.

(a) Other than as required by law, upon  termination of any Service  pursuant to
Section 8.01 or Section 8.02 and upon termination of this Agreement in accordance with its terms, UERI shall have no further obligation to provide the terminated Service (or any Service, in the case of termination of this Agreement) and GRIFCO shall have no obligation to pay any fees relating to such Services or make any other payments hereunder; provided that notwithstanding such termination, (i) GRIFCO shall remain liable to UERI for fees owed and payable in respect of Services provided prior to the effective date of the termination; (ii) UERI shall continue to charge GRIFCO for administrative and program costs relating to benefits paid after but incurred prior to the termination of any Service and other services required to be provided after the termination of such Service and GRIFCO shall be obligated to pay such expenses in accordance with the terms of this Agreement; and (iii) the provisions of Articles V, VI , VII and VIII shall survive any such termination.

(b) Following termination of this Agreement with respect to any Service, UERI and GRIFCO will cooperate in providing for an orderly transition of such Service to GRIFCO or to a successor service provider.

                                   ARTICLE IX
                                  MISCELLANEOUS

Section 9.01. Future Litigation and Other Proceedings. In the event that GRIFCO (or any of its officers or directors) or UERI (or any of its officers or directors) at any time after the date hereof initiates or becomes subject to any litigation or other proceedings before any governmental authority or arbitration panel with respect to which the parties have no prior agreements (as to indemnification or otherwise), the party (and its officers and directors) that has not initiated and is not subject to such litigation or other proceedings shall comply, at the other party's expense, with any reasonable requests by the other party for assistance in connection with such litigation or other proceedings (including by way of provision of information and making available of employees as witnesses). In the event that GRIFCO (or any of its officers or directors) and UERI (or any of its officers and directors) at any time after the date hereof initiate or become subject to any litigation or other proceedings before any governmental authority or arbitration panel with respect to which the parties have no prior agreements (as to indemnification or otherwise), each party (and its officers and directors) shall, at their own expense, coordinate their strategies and actions with respect to such litigation or other proceedings to the extent such coordination would not be detrimental to their respective interests and shall comply, at the expense of the requesting party, with any reasonable requests of the other party for assistance in connection therewith (by way of provision of information and making available of employees as witnesses).

Section 9.02. No Agency. Nothing in this Agreement shall constitute or be deemed to constitute a partnership or joint venture between the parties hereof or, except to the extent provided herein, constitute or be deemed to constitute any party the agent of the other party for any purpose whatsoever and neither party shall have authority or power to bind the other or to contract in the name of, or create a liability against, the other in any way or for any purpose.

Section 9.03. Subcontractors. UERI may hire or engage one or more subcontractors to perform all or any of its obligations under this Agreement, provided that, except to the extent provided herein, UERI shall in all cases remain primarily responsible for all obligations undertaken by it in this Agreement with respect to the scope, quality and nature of the Services provided to GRIFCO.

Section 9.04. Force Majeure.

(a) For purposes of this Section, "force majeure" means an event beyond the reasonable control of either party, which by its nature could not have been foreseen by such party or, if it could have been foreseen, was unavoidable, and includes without limitation, acts of God, storms, floods, riots, fires, sabotage, civil commotion or civil unrest, interference by civil or military authorities, acts of war (declared or undeclared) and failure of energy sources.

(b) Neither party shall be under any liability for failure to fulfill any obligation under this Agreement, so long as and to the extent to which the fulfillment of such obligation is prevented, frustrated, hindered, or delayed as a consequence of circumstances of force majeure, provided always that such party shall have exercised all due diligence to minimize to the greatest extent possible the effect of force majeure on its obligations hereunder.

(c) Promptly on becoming aware of force majeure causing a delay in performance or preventing performance of any obligations imposed by this Agreement (and termination of such delay), the party affected shall give written notice to the other party giving details of the same, including particulars of the actual and, if applicable, any estimated continuing effects of such force majeure on the obligations of the party whose performance is prevented or delayed. If such notice shall have been duly given, any actual delay resulting from such force majeure shall be deemed not to be a breach of this Agreement, and the period for performance of the obligation to which it relates shall be extended accordingly, provided that if force majeure results in the performance of a party being delayed by more than 60 days, the other party shall have the right to terminate this Agreement with respect to any Service affected by such delay forthwith by written notice.

Section 9.05. Notices. Any notice, instruction, direction or demand under the terms of this Agreement required to be in writing shall be duly given upon delivery, if delivered by hand, facsimile transmission, inter-company mail, or mall, to the following addresses:

(a)   If to GRIFCO: Grifco, Inc.

                                              Attn: Jim Dial
                                              President/CEO
                                              2507 Frazier Street, Suite 410
                                              Conroe, TX 77303
                                              Tel: 936-788-5994
                                              Fax: 936-788-6667

(b)   If to UERI: Universal Energy Resources, Inc.
                                              Attn: Jim Dial
                                              President/CEO
                                              2507 Frazier Street, Suite 410
                                              Conroe, TX 77303
                                              Tel: 936-788-5994
                                              Fax: 936-788-6667

            With Courtesy Copies to:          Harold P. Gewerter, Esq. Ltd.
                                              Harold P. Gwerter, Esq.
                                              5440 W. Sahara Avenue, Suite 202
                                              Las Vegas, NV 89146
                                              Tel: 702-382-1714
                                              Fax: 702-382-1759

or to such other addresses or telecopy numbers as may be specified by like notice to the other parties.

Section 9.06 Entire Agreement. This Agreement (including all Schedules hereto and any other writing signed by the parties that specifically references in this Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements, understandings and negotiations, both written and oral, among GRIFCO, UERI and UERI's Subsidiaries between the parties with respect to the subject matter hereof. This Agreement is not intended to confer upon any person other than the parties any rights or remedies hereunder.

Section 9.07. Modification. This Agreement may only be amended by a written agreement executed by both parties.

Section 9.08. Waivers. No waiver of any breach of any of the terms of this Agreement shall be effective unless such waiver is in writing and signed by the party against which such waiver is claimed. No waiver of any breach shall be deemed to be a waiver of any other or subsequent breach.

Section 9.09. Severability. If any provision of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not render the entire Agreement invalid. Rather, this Agreement shall be construed as if not containing the particular invalid or unenforceable provision, and the rights and obligations of each party shall be construed and enforced accordingly.

Section 9.10. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Nevada including its conflicts of laws provisions.

Section 9.11. Waiver of Jury Trial. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 9.12. Assignment etc. GRIFCO's rights under this Agreement are personal to GRIFCO and UERI shall not assign, sublet or otherwise transfer any right or interest under this Agreement to any other party. Subject to the foregoing, this Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of, and be enforceable by, the parties hereto and their respective heirs, administrators, executors, successors, and permitted assigns.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their authorized representatives on the date first written above.



Grifco International, Inc.                Universal Energy Resources, Inc.


By:/s/ Jim Dial                           By: /s/ Jim Dial
   ----------------------                 ----------------------
   Authorized Signatory                   Authorized Signatory

                                   EXHIBIT "A"
                             DESCRIPTION OF SERVICES

PART I -- Services Subject to Customary Billing.

The billing methodology shall be based on UERI' internal apportionment formulas.

      1.    Property administration.

      2.    GRIFCO Brand promotion.

      3.    Treasury services (money and banking and other related services).

      4.    Finance services customarily provided to like businesses.

      5. Accounting services customarily provided to like businesses (e.g., accounts receivable, accounts payable, payroll, general ledger, fixed assets and related services).

      6.    Credit and collection.

      7.    Human resource services/Employee and executive training.

      8.    Corporate supply purchasing.

      9.    Environment and ethics.

      10. Insurance (liability, property, casualty, fiduciary and surety bonds).

      11.   Information system services.

      12.   Global telecommunications and network services.

      13.   International operations support.

      14.   Other as may be agreed upon by the Parties.


PART II -- Services Subject to Pass-Through Billing.

      1. The billing methodology shall be based on the actual cost of UERI' occupancy of a given Facility including lease charges, utilities charges, real and personal property taxes relating to the Premises.

      2. Headquarters and other properties leased exclusively for GRIFCO. The actual costs will include rent and all other charges which GRIFCO is obligated to pay to its landlord or others, such as operating costs.

PART III -- Services Subject to Cost-Plus Billing. The billing methodology shall be based on actual usage.

      1.    Interim CEO and/or CFO.

      2.    Law Department (legal and secretarial services).

      3.    Tax Department (tax advice and tax return preparation).

      4.    Sarbanes-Oxley and SEC Rules Compliance (if applicable).

      5. Financial and accounting services over and above those customarily provided to like business units of UERI.

      6. GRIFCO Interim Benefit Plans (UERI will provide medical, dental, vision, hearing and EAP benefits to GRIFCO employees utilizing COBRA until GRIFCO implements its own plans.)


      7. On an emergency basis we will undertake to address the following priority items:

      (a) Document and as necessary bring up to date all incorporation requirements of GRIFCO and its subsidiaries/affiliates in all other jurisdictions as required.

      (b) Document and as necessary bring up to date all minutes and bylaws of GRIFCO and its subsidiaries/affiliates.

      (c) Document and as necessary bring up to date all shareholder lists of GRIFCO and its subsidiaries/affiliates.

      (d)   Document  and  as  necessary   bring  up  to  date  all   financial,
            accounting,    books    and    records    of    GRIFCO    and    its
            subsidiaries/affiliates.

      (e)   Document  and as  necessary  bring up to date all  federal and state
            import/export    licenses    or    permits   of   GRIFCO   and   its
            subsidiaries/affiliates.

      (f) Document and as necessary bring up to date all executive retention, employment, bonus and incentive agreements with management and controlling shareholders of GRIFCO , LTD. and its subsidiaries.

      (g) Complete business plan for GRIFCO and its subsidiaries/affiliates together with management discussion and analysis of operations.

      (h)   Complete   due    diligence    materials    for   GRIFCO   and   its
            subsidiaries/affiliates.

      (i)   Other as may be agreed upon by the Parties.

                                   EXHIBIT "B"
                         DESCRIPTION OF LEASED PROPERTY


Conroe, Texas Lease

Headquarter office lease.

Louisiana Lease

Scott, LA
Lafayette, LA
Houma, LA